PRICEWATERHOUSECOOPERS[LOGO]
--------------------------------------------------------------------------------
                                              |  PricewaterhouseCoopers LLP
                                              |  425 1st Street SW
                                              |  Suite 1200
                                              |  Calgary, Alberta
                                              |  Canada T2P 3V7
                                              |  Telephone +1(403) 509 7500
                                              |  Facsimile +1(403) 781 1825
                                              |  Direct Tel. (403) 509 7500
                                              |  Direct Fax  (403) 781 1825

Re:      Alberta Energy Company Ltd.


We hereby consent to the incorporation by reference in EnCana Corporation's Registration Statement on Form F-9 (the "Registration Statement") of our auditors report dated February 8, 2002, on the consolidated balance sheets of Alberta Energy Company Ltd. as at December 31, 2001 and 2000 and the consolidated statement of earnings, retained earnings and cash flows for the years then ended. We also consent to the references to us under the heading "Experts" and "Documents Filed as Part of the Registration Statement" in the Registration Statement.





PricewaterhouseCoopers LLP
Chartered Accountants
Alberta, Canada
August 13, 2002










PricewaterhouseCoopers refers to the Canadian firm of PricewaterhouseCoopers LLP and other members of the worldwide PricewaterhouseCoopers organization.

PRICEWATERHOUSECOOPERS[LOGO]
--------------------------------------------------------------------------------
                                              |  PricewaterhouseCoopers LLP
                                              |  425 1st Street SW
                                              |  Suite 1200
                                              |  Calgary, Alberta
                                              |  Canada T2P 3V7
                                              |  Telephone +1(403) 509 7500
                                              |  Facsimile +1(403) 781 1825
                                              |  Direct Tel. (403) 509 7500
                                              |  Direct Fax  (403) 781 1825

Re:      EnCana Corporation


We hereby consent to the incorporation by reference in EnCana Corporation's (formerly PanCanadian Energy Corporation) (the "Company") Registration Statement on Form F-9 (the "Registration Statement") of our auditors report dated February 8, 2002, on the consolidated balance sheets of the Company as at December 31, 2001 and 2000 and the consolidated statement of earnings, retained earnings and cash flows for the years then ended. We also consent to the references to us under the heading "Experts" and "Documents Filed as Part of the Registration Statement" in the Registration Statement.





PricewaterhouseCoopers LLP
Chartered Accountants
Alberta, Canada
August 13, 2002










PricewaterhouseCoopers refers to the Canadian firm of PricewaterhouseCoopers LLP and other members of the worldwide PricewaterhouseCoopers organization.